Exhibit 10.47

                                                                      BYERS PEAK
--------------------------------------------------------------------------------
                                               Contract Manufacturing & Services





 MANUFACTURING & NRE PROPOSAL
 CORE:TX



 FROM:                                                 TO:

 BYERS PEAK, INCORPORATED                        PERFORMANCE HEALTH TECHNOLOGIES
 4975 MILLER STREET                              6654 GUNPARK DRIVE, 2ND FLOOR
 WHEAT RIDGE, CO  80033                          BOULDER, CO 80301

ISO 9001:2000 CERTIFIED



                                NOVEMBER 30, 2006











================================================================================
This proposal is considered "Byers Peak Confidential" and must be treated according to the mutual non-disclosure provisions signed between PHT and Byers Peak, Inc. Permission from Byers Peak, Inc. is required for distribution and/or disclosure to any parties.
================================================================================

 Proposal is valid through 12/30/07

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


INTRODUCTION

     Byers Peak, Inc. (Byers Peak) is pleased to present this manufacturing transfer proposal for the core:tx product to Performance Health Technologies (PHT).

     Byers Peak is an ISO 9001:2000 certified and FDA registered contract manufacturing and services company whose goal is dedicated to exceed customer expectations in:

                             > Cost

                             > Quality

                             > Delivery



     Byers Peak accomplishes this with a customer-first, open-book, and no-hassle business philosophy. As a result, we focus on the direct needs of the customer and their product.

     Byers Peak's full-service low to mid-volume flexible manufacturing capabilities includes:

|X|      Project Management                    |X| Value Engineering

|X|      Product Design & Validation           |X| Sustaining Engineering

|X|      Process Design & Validation           |X| Depot Repair & Refurbishment

|X|      Quick-turn Prototyping                |X| Field Service

|X|      World-Wide Distribution


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         BYERS PEAK [ELEVATION 12,804 FT.] IS LOCATED WEST OF WINTER PARK,
         COLORADO. THE PEAK IS NAMED AFTER WILLIAM N. BYERS, FOUNDER OF THE ROCKY MOUNTAIN NEWS IN 1859.

         IN A RACE TO BE THE FIRST PUBLISHED NEWSPAPER IN COLORADO, MR. BYERS' INNOVATION AND DETERMINATION BEAT HIS COMPETITION BY 20 MINUTES [MERRICK'S CHERRY CREEK PIONEER]. TODAY, THE ROCKY MOUNTAIN NEWS, COMBINED WITH THE DENVER POST, IS DENVER'S LARGEST CIRCULATING NEWSPAPER!

         SIMILARLY, BYERS PEAK `THE COMPANY' STRIVES TO BE THE LEADER IN ITS MARKETPLACE THROUGH AN EXTREMELY COMPETITIVE PRICE STRUCTURE, UNSURPASSED QUALITY AND EXCEEDING CUSTOMER'S DELIVERY EXPECTATIONS.


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


EXECUTIVE SUMMARY

     Today, we are pleased to be considered for this opportunity. We look forward to assisting PHT with the outsourcing of medical device manufacturing in an environment supportive of applicable regulatory compliance.

     As requested, this proposal details product and non-recurring expenses that would be associated with the manufacture of the core:tx product by Byers Peak, Inc.

     ------------------ ------------------ -------------------------------------
                                            FULLY ASSEMBLED PRICE, INCLUDING
                         BUILD QUANTITY     MATERIALS, LABOR, TEST AND MARGIN
      PRODUCT

     ------------------ ------------------ -------------------------------------
     ------------------ ------------------ -------------------------------------
      CORE:TX                    100                       $239.31*
     ------------------ ------------------ -------------------------------------
     ------------------ ------------------ -------------------------------------
                                 250                       $215.89*
     ------------------ ------------------ -------------------------------------
     ------------------ ------------------ -------------------------------------
                                 500                       $204.49*
     ------------------ ------------------ -------------------------------------

     * Based on components identified in the attached Bill Of Material


PROJECT SUMMARY

     OBJECTIVE

     To provide a finished product which meet the following:

      |X|  Specification
      |X|  Timely delivery, including scalable production
      |X| Flexibility in monthly forecasted volumes (currently estimated at between 100 and 500 units per build)


     SCOPE OF WORK

     The proposed scope of this manufacturing project includes these work products:




      |X| Materials management, assembly, test, packaging, labeling, finished goods warehousing, and product delivery.
      |X|  Manufacturing Engineering (ongoing)


     DELIVERABLES

     Byers Peak will provide for this manufacturing effort:



      |X|  Production of finished systems

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


MANUFACTURING PHASE PROCESS

     Byers Peak utilizes a phased manufacturing process for consistency, optimization of internal resources, experience and expertise. Each project is unique and may not require some elements of this process.

     PROJECT PLANNING AND TRACKING
      |X|  Develop project plan.
      |X|  Transfer product documentation.
      |X|  Provide scheduled project updates.

     REQUIREMENTS DEFINITION
      |X|  Define project requirements.

     DESIGN
      |X| Develop component specifications based on information from customer. |X| Draft BOM structure.

     PROCESS DEVELOPMENT
      |X|  Develop DHRs and DDRs.

     VERIFICATION/VALIDATION
      |X| Transfer applicable fixtures or other capital equipment (as required).
          o Entrance into metrology and/or maintenance programs, as applicable.

     DESIGN TRANSFER
      |X| Material Management including movement of inventory, planning |X| Perform component first article and inspection & release
      |X|  Pilot build
      |X|  Present first article samples to customer
      |X|  Customer acceptance
      |X|  DMR Engineering Change Order release

     MANUFACTURING ESTIMATES

     MANUFACTURING- NRE

     Some Non-Recurring Engineering (NRE) efforts associated with the startup of manufacturing. These activities include:

     |X|  Project Plan development
     |X| Oversight of product Device Master Record (DMR) transfer and release |X| Incorporation of DMR into Quality System
     |X|  Approved Vendor List (AVL) management
     |X| Generation of component files, first article inspections & release |X| Execute process validation/documentation generation
     |X|  Pilot plant initial assembly and process validation

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


     Estimates are provided in the RESOURCE SUMMARY table below. NRE estimates are typically performed on a time and material basis.


 BYERS PEAK, INC. RESOURCE SUMMARY NRE
--------------------- --------- -------------------------------------- ------------------------------ --------------
       RESOURCE        RATE/HR                DESCRIPTION                   ESTIMATED COST
--------------------- --------- -------------------------------------- ------------------------------ --------------
 Engineer II           $65       Technical support, project planning,  Project Management 2 hours        $      130
                                 tracking, verification of any current
                                 documentation.                        Process validation generation     $      NA

                                                                       Test validation generation        $      NA
--------------------- --------- -------------------------------------- ------------------------------ --------------
 Materials             $65       Drwg./Spec. Review                    4 hours                           $      260
 Mgt.                            Component Sourcing                    6 hours                           $      390
 (pilot production)              Supplier Review, AVL management                                         $      NA
                                 Material Purchase                     2 hours
                                 First Article Inspection (all)        3 hours                           $      195
                                 Stores set-up                         6 hours                           $      390
                                                                       2 hours                           $      130
--------------------- --------- -------------------------------------- ------------------------------ --------------
Technical Assistance   $55       Execute assembly and validations.     Estimated at 16 hours             $      NA
                                 Technical support for pilot
                                 production run
----------------------------------------------------------------------------------------------------- --------------
                                                             BYERS PEAK, INC. MANUFACTURING NRE TOTAL    $ 1,495.00
----------------------------------------------------------------------------------------------------- --------------

     NOTE:
      |X| Byers Peak DOES NOT attach margins to any NRE expenditure for capital equipment or fixtures.

     |X| NRE expenses above do not reflect changes that may be incurred for regulatory approvals (e.g. Regulatory Submissions or testing costs associated with certifying products to requirements of UL, CE, etc.).

     |X| Product documentation and validation efforts (if requested) will begin once PHT issues a Purchase Order for the NRE efforts noted above.

     SUPPLIER NRE

     NOT APPLICABLE

     MANUFACTURING- PRODUCTION VOLUME

     Pricing per unit is calculated as follows:

   (MATERIALS + FULLY BURDENED OVERHEAD LABOR) @ 13% MARGIN = TOTAL UNIT COST

     Manufacturing Product Estimates for the core:tx are as follows:

        ---------------------------- ------------- ------------ ------------
        CORE:TX                         100 Build    250 Build    500 Build
        ---------------------------- ------------- ------------ ------------
        ---------------------------- ------------- ------------ ------------
        Materials*                         178.23       159.59       150.42
        ---------------------------- ------------- ------------ ------------
        ---------------------------- ------------- ------------ ------------
        Labor                               29.97        28.23        27.49
        ---------------------------- ------------- ------------ ------------
        ---------------------------- ------------- ------------ ------------
        Margin                              31.11        28.07        26.58
        ---------------------------- ------------- ------------ ------------
        ---------------------------- ------------- ------------ ------------
        TOTAL UNIT COST                   $239.31      $215.89      $204.49
        ---------------------------- ------------- ------------ ------------
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


     Additional benefits of selecting Byers Peak include:

      |X|  No raw-material stocking fee.
      |X| No mark-up or administrative fees for capital equipment purchases. |X| No Finished Goods storage fees for inventories of 30 units or less.

     REPAIR DEPOT OPTION

     Byers Peak's strength comes from its ability to provide comprehensive, cost-effective repair depot services.

      |X| Optional Post Warranty Repair and Complaint Investigation rates are $55/hr for labor plus materials with 13% margin added to both.
           o Repair Depot includes root cause analysis, repair, report generation and trending) if desired.


     ASSUMPTIONS/NOTATIONS


          1.   Costing is based on production runs of 100, 250, or 500 units.

          2. A Bill of Materials provided by Quest Product Development was utilized for product material quoting and the accuracy of the material cost is based on this information.

          3. This proposal assumes that product not captured in the attached spreadsheet will be provided by PHT and that any changes in the BOM since the last build will require a requoting of those specific materials.

          4. Byers Peak's quality system will be utilized for any validations required, DMR structure and the production of this product.

          5. PHT will provide direction for, and participate in, sustained engineering efforts for product and process as required:
                  a.  Change-order review and approval process
                  b.  Review and approval of planning and risk mitigation
                  c.  Product configuration release (DMR)
                  d.  Configuration change review and approval

          6. Patent requirements are not within the scope of Byers Peak's responsibilities.

          7. Product certification efforts, such as UL, CE, ASTM ship qualifications are not included.

          8. PHT will provide any required test fixtures or will be invoiced for any custom fixturing. No purchases will be made without prior approval.

          9. PHT will provide input for development of traceability requirements.

     FINISHED GOODS STORES

     There are currently no plans to carry finished goods.


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


     BUSINESS DETAILS

     The costs associated within this proposal are two-fold:

     1) NRE efforts will begin once Byers Peak receives an approved copy of this proposal and a Purchase Order noted in a not-to-exceed amount for costs noted in the NRE section of this proposal.


     2) Production activities will begin when a second purchase order is issued for the desired number of production of units.


     3) Repair Depot services will require a separate purchase order (if requested). Terms for


     ESTIMATED LEAD-TIME

     First Article: 20 weeks from the time Byers Peak has received PO for product. This is due to specific lead-times provided for circuit cards and may be mitigated to approximately 6 weeks with Byers Peak's review/assistance

     6-8 week leadtime for subsequent orders.

     Production volumes can begin upon customer First Article sample approval.

     WARRANTY

     Byers Peak warrants the quality of its workmanship to be free from controllable defects for a period of 90 days.

     TERMS

     NRE invoices are due on receipt.

     Product Payment and Repair Depot terms are net 30.



     Should client opt to cancel or modify the program, they will be invoiced for work performed and equipment & materials committed (not to exceed purchase order quantity).




     PROJECT INITIATION

 Byers Peak currently has the capacity to initiate the project upon approval and receipt of the NRE purchase order.

   Acknowledged by:                      /S/ ROBERT PRUNETTI
                                         -------------------------------------
                                         Signature
                                         Robert D. Prunetti
                                         President and Chief Executive Officer

                                         ------------------------------------
                                         Date